Lbrands

L Brands to Separate into Two Leading Retail Companies to Maximize Long-Term Value Creation

June 21, 2021


ISLAND PAPAYA
CHAMPAGNE TOAST
CACTUS BLOSSOM
KITCHEN LEMON
EUCALYPTUS MINT
SEA ISLAND COTTON


pink




Sunshine MIMOSA
Sunshine MIMOSA
Sunshine MIMOSA
Sunshine MIMOSA

Lbrands

Forward Looking Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by our Company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this presentation or otherwise made by our company or our management::

- the spin-off may not be consummated within the anticipated time period or at all;
- disruption to our business in connection with the proposed spin-off and that we could lose revenue as a result of such disruption;
- the spin-off may not be tax-free for U.S. federal income tax purposes;
- a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of both businesses or that the companies resulting from the spin-off do not realize all of the expected benefits of the spin-off;
- the combined value of the common stock of the two publicly-traded companies will not be equal to or greater than the value of our common stock had the spin-off not occurred;
- general economic conditions, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;
- the novel coronavirus (COVID-19) global pandemic has had and is expected to continue to have an adverse effect on our business and results of operations;
- the seasonality of our business;
- difficulties arising from turnover in company leadership or other key positions;
- our ability to attract, develop and retain qualified associates and manage labor-related costs
- the dependence on mall traffic and the availability of suitable store locations on appropriate terms;
- our ability to grow through new store openings and existing store remodels and expansions;
- our ability to successfully operate and expand internationally and related risks;
- our independent franchise, license and wholesale partners;
- our Digital channel businesses;
- our ability to protect our reputation and our brand images;
- our ability to attract customers with marketing, advertising and promotional programs;
- our ability to maintain, enforce and protect our trade names, trademarks and patents;
- the highly competitive nature of the retail industry and the segments in which we operate;
- consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;
- our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
    - political instability, environmental hazards or natural disasters;
    - significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;
    - duties, taxes and other charges;

Lbrands

Forward Looking Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

  - legal and regulatory matters;
  - volatility in currency exchange rates;
  - local business practices and political issues;
  - potential delays or disruptions in shipping and transportation and related pricing impacts;
  - disruption due to labor disputes; and
- changing expectations regarding product safety due to new legislation;
- our geographic concentration of vendor and distribution facilities in central Ohio;
- fluctuations in foreign currency exchange rates;
- the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
- fluctuations in product input costs;
- our ability to adequately protect our assets from loss and theft;
- fluctuations in energy costs;
- increases in the costs of mailing, paper, printing or other order fulfillment logistics;
- claims arising from our self-insurance;
- our and our third-party service providers' ability to implement and maintain.
- information technology systems and to protect associated data;
- our ability to maintain the security of customer, associate, third-party and company information;
- stock price volatility;
- our ability to pay dividends and related effects;
- shareholder activism matters;
- our ability to maintain our credit rating;
- our ability to service or refinance our debt and maintain compliance with our restrictive covenants;
- our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;
- our ability to comply with regulatory requirements;
- legal and compliance matters; and
- tax, trade and other regulatory matters

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this presentation to reflect circumstances existing after the date of this presentation or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

Non-GAAP Financial Measures

This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles ("GAAP"), because they are a basis upon which our management assesses our performance and we believe they reflect the underlying trends and indicators of our business. Although we believe these measures may be useful for investors for the same reasons, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of the Company's financial condition, profitability and performance or liquidity. In addition, these financial measures may not be comparable to similar measures used by other companies. In the Appendix to this presentation, we provide further descriptions of these non-GAAP measures and reconciliations of these non-GAAP measures to the corresponding most closely related GAAP measures.

Lbrands

Creating Two Industry-Leading Independent Publicly Traded Retailers

Bath&BodyWorks


CHAMPAGNE TOAST
STRAWBERRY POUND CAKE

VICTORIA'S SECRET | PINK | VICTORIA'S SECRET BEAUTY


PINK

#1 Specialty Home Fragrance & Fragrant Body Care in North America

1,752 Stores Across the U.S. and Canada

299 International Franchise Locations

30% LTM Q1 2021 Digital Penetration

$7.1bn LTM Q1 2021 Revenue

$2.1bn LTM Q1 2021 Operating Income

#1 U.S. Lingerie Brand

929 Stores Across the U.S., Canada and China

458 International Franchise Locations

43% LTM Q1 2021 Digital Penetration

$6.1bn LTM Q1 2021 Revenue

$600mm LTM Q1 2021 Adjusted Operating Income[2]

Differentiated Long-Term (3-5 years) Targets

Bath & Body Works:
Mid to High-Single Digit Revenue Growth
Low to Mid-20's Operating Income Rate

Victoria's Secret:
Mid-Single Digit Revenue Growth
Mid-Teens Operating Income Rate

Source: [1]Data as of Q1 2021; [2]See reconciliation of reported to adjusted results in the Appendix

Lbrands

Compelling Strategic Rationale for Separation

- Creates two industry-leading, highly-focused retailers
- Distinct strategic and management focus on specific operational and growth priorities
- Differentiated investment opportunities, aligning each company with its natural shareholder base
- Ability for the investment community to value each business independently and enhance shareholder value
- Tailored capital deployment strategies based on each company’s operating and financial model


BRIGHTER DAY
ORANGE ZEST & SEA SPRAY
made with essential oils
BATH & BODY WORKS
SUNSHINE & LEMONS
ANTI-BACTERIAL HAND GEL
WITH ESSENTIAL OILS



Lbrands

Bath & Body Works at a Glance

Category Mix[1]



Body Care & Fragrance (~35%)



Home Fragrance (~40%)



Soaps & Sanitizers (~20%)

Balanced Channel Mix[2]


3%
31%
35%
31%
US and Canada Stores - Mall
US and Canada Stores - Non Mall
Direct
International

+47%[3]
Stores sales growth Q1 ‘21 vs. Q1 ‘19

+123%
Digital net sales growth Q1 ‘21 vs. Q1 ‘19

+127%[4]
Increase in operating income Q1 ‘21 vs. Q1 ‘19

Investment Highlights

Category dominant: The Specialty Fragrance Retailer

Sustained track record of double-digit topline growth (12% prior 5-year CAGR) and success with true omnichannel presence including best-in-class digital penetration

Highly profitable across all locations in U.S. and Canada with a diverse real estate portfolio across venue tiers and types

Numerous powerful levers to drive future growth at high and consistent margins

Highly-experienced management team with the right focus to execute on strategies for increased shareholder value

Source: [1] Fiscal Year 2020 BBW net sales for US and Canada; [2]Fiscal Year 2020 BBW net sales; [3]U.S. and Canada store sales; [4]BBW segment as reported

Lbrands

Continued Execution at Bath & Body Works Creates Opportunities for Long-Term Growth

Financial Summary

BBW Revenue ($ in millions)



$4,776
$5,356
$6,434
$7,143
2018
2019
2020
Q1 '21 LTM

Digital penetration[1] 16% | 19% | 32% | 30%

BBW Adjusted Operating Income ($ in millions)[2]



$1,103
$1,224
$1,832
$2,136
2018
2019
2020
Q1 '21 LTM

% sales 23% | 23% | 28% | 30%

Growth Drivers

- **Growth in Existing Categories**
  - Will continue to innovate and drive the market through new forms, new fragrances and additional products
- **New or Adjacent Categories**
  - Opportunities for growth in new categories including hair care, skin care and organic/naturals product lines
- **Continued Momentum in Digital Channels**
  - Continuing to invest in capabilities to provide an exceptional customer experience
- **International Expansion**
  - Additional growth opportunities through expansion of geographies, stores and digital sales

Note: [1] Bath & Body Works Digital net sales % of BBW U.S. and Canada [2]See reconciliation of reported to adjusted results in the Appendix

Lbrands

Bath & Body Works – Three to Five Year Financial Targets

Metric	Target
U.S. and Canada Store Comps Growth	Low to mid-single digit
U.S. and Canada Square Footage Growth	Low-single digit
Digital Channel Sales Growth	High-single digit to mid-teens
International Sales Growth	High-teens to low-twenties
Total Sales Growth	Mid to high-single digit
Operating Income Growth	Mid to high-single digit
Operating Income Rate	Low to mid-twenties

Lbrands

Victoria's Secret at a Glance

VICTORIA'S SECRET

Victoria's Secret Lingerie (~50%)[1]

PINK

PINK (~35%)[1]

VICTORIA'S SECRET BEAUTY

Victoria's Secret Beauty (~15%)[1]

Balanced Channel Mix[2]



7%
41%
52%

U.S. and Canada Stores

Digital

International

+>$220mm
Increase in operating income Q1 '21 vs. Q1 '19[3]

+44%
Digital net sales in Q1 '21 vs. Q1 '19

+80%
Store sales $ per footstep Q1 '21 vs. Q1 '19

Investment Highlights

Two category-defining intimates and beauty brands with clearly defined purpose, mission and vision

Global scale at retail, delivered through three strategic channels: Digital, company operated stores and a largely franchised International channel

Tightly-controlled and highly responsive supply chains across intimates, apparel and beauty

Powerful levers to drive significant future top and bottom-line growth

Highly-talented management team with deep industry experience

Source: [1] % of U.S. and Canada Retail Sales; [2] Fiscal Year 2020 Victoria's Secret net sales; [3] Q1 2019 reflects historical adjusted operating income results for the Victoria's Secret segment, adjusted for the allocation of corporate overhead.

Victoria's Secret is Well Positioned for Long-Term Sustainable Growth

Financial Summary

Victoria's Secret Revenue ($ in millions)


$8,103
$7,509
$5,413
$6,073
2018
2019
2020
Q1 '21 LTM

Digital penetration[1]	24%	25%	44%	43%

Victoria's Secret Adjusted Operating Income ($ in millions)[2]


$481
$81
$98
$600
2018
2019
2020
Q1 '21 LTM

% sales	6%	1%	2%	10%

Growth Drivers

- **Evolve Merchandise Assortment and Marketing to Inspire Women Around the World with Products and Experiences that Uplift and Champion Them**
- **Continue to Drive Penetration and Growth in our Digital Channel**
  - Believe that our global brands and our scaled retail footprint in U.S. and Canada is a unique platform to continue to grow our digital business
  - Omni-channel initiatives, including buy online pick-up in store, and an increased focus on mobile and application interactions
- **Expand our International Business**
  - Increase our international store count, enabled by a new store design, lower costs and flexible store formats
  - Country-specific web platforms tailored to local languages and preferences and through additional regional expansion
- **Continue Optimizing Customer Experience through Elevated and Profitable Company-Operated Stores**
  - Refreshing existing stores and working towards a store of the future that will include smaller, more flexible space to meet the needs of our customer and accommodate shifting consumer preferences for omni-channel shopping

[1] Victoria's Secret digital sales % of VS U.S. and Canada [2]See reconciliation of reported to adjusted results in the Appendix

Victoria's Secret – Three to Five Year Financial Targets

Metric	Target
Total Sales Growth	Mid-single digit
Digital Penetration	~50%
Operating Income Growth	High-single digit
Operating Income Rate	Mid-teens

Lbrands

Transaction Details


BATH & BODY WORKS
SUNSHINE & LEMONS
BATH & BODY WORKS
SUNSHINE & LEMONS
ANTI-BACTERIAL HAND GEL WITH ESSENTIAL OILS
SUNSHINE & LEMONS
3 FL OZ / 88 mL

Lbrands

Pathway to Completion

Transaction Structure

Planned as a tax-free spin-off of Victoria's Secret to L Brands shareholders

Financial Implications

Both companies expected to be well-capitalized with flexibility to fund growth priorities and capital allocation strategies

Each company will set its own capital allocation policies

Timing & Other Matters

Expected to be completed by August 2021, subject to customary closing conditions including, but not limited to:

- Effectiveness of a Form 10 registration statement on file with the U.S. SEC
- Receipt of a tax opinion of legal counsel with respect to the tax-free nature of the separation
- Final approval from L Brands' Board of Directors

Public company leadership roles in place and Victoria's Secret & Co. board members named

Both businesses are planning investor days to further communicate strategy, growth opportunities and capital structure


PASSIONFRUIT

Lbrands

Appendix



Bath & Body Works - Adjusted Operating Income Reconciliation

($ in millions)

	2018	2019	2020	Q1 2021 TTM	Q1 2021	Q1 2020
Operating Income - GAAP	$ 1,103	$ 1,224	$ 1,821	$ 2,125	$ 380	$ 76
Restructuring Charges[1]	$ -	$ -	$ 11	$ 11	$ -	$ -
Adjusted Operating Income	**$ 1,103**	**$ 1,224**	**$ 1,832**	**$ 2,136**	**$ 380**	**$ 76**
Adjusted Operating Income % of Sales	23%	23%	28%	30%	26%	10%

[1] In the second quarter of 2020, we recognized pre-tax severance charges of $11 million related to restructuring activities.

Lbrands

Victoria's Secret - Adjusted Operating Income (Loss) Reconciliation
($ in millions)

	2018	2019	2020	Q1 2021 TTM	Q1 2021	Q1 2020
Operating Income (Loss) - GAAP	$ 400	$ (892)	$ (101)	$ 498	$ 226	$ (373)
Asset Impairments [1]	$ 81	$ 253	$ 214	$ 117	$ -	$ 97
Restructuring Charges [2]	$ -	$ -	$ 51	$ 51	$ -	$ -
Hong Kong Store Closure and Lease Termination [3]	$ -	$ -	$ (36)	$ (36)	$ -	$ -
Establishment of Victoria's Secret U.K. and Ireland Joint Venture [4]	$ -	$ -	$ (30)	$ (30)	$ -	$ -
Impairment of Goodwill [5]	$ -	$ 720	$ -	$ -	$ -	$ -
Adjusted Operating Income (Loss)	**$ 481**	**$ 81**	**$ 98**	**$ 600**	**$ 226**	**$ (276)**
Adjusted Operating Income % of Sales	6%	1%	2%	10%	15%	-31%

[1]We recognized pre-tax impairment charges of $97 million and $117 million related to certain store and lease assets in the first and second quarter of 2020, respectively. We recognized pre-tax impairment charges of $218 million and $35 million related to certain store and lease assets in the third and fourth quarter of 2019, respectively. In the third quarter of 2018, we recognized an $81 million pre-tax impairment charge related to certain store assets.

[2]In the second quarter of 2020, we recognized pre-tax severance charges of $51 million related to restructuring activities.

[3]In the second quarter of 2020, we recognized a net pre-tax gain of $36 million related to the closure and termination of our lease for the Hong Kong flagship store.

[4]In the third quarter of 2020, we recognized a pre-tax gain of $30 million related to the establishment of a joint venture for the U.K. and Ireland business with Next PLC.

[5]In the fourth quarter of 2019, we recognized a $690 million pre-tax goodwill impairment charge related to the North America reporting unit. In the third quarter of 2019, we recognized a $30 million goodwill impairment charge (no tax impact) related to the Greater China reporting unit.